Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
714456902
391164100
419870100
Issuer
ENEL SPA
GREAT PLAINS ENERGY INC
HAWAIIAN ELECTRIC INDS
Underwriters
Goldman Sachs, Mediobanca, Merrill Lynch,
Morgan Stanley, Banca, Cazenove, Deutsche
Bank AG, Lazard, UBS, ABN Amro, BNP
Paribas, Daiwa, JP Morgan, Lehman, Nomura
Intl, Santander
Merrill Lynch, Morgan Stanley, BofA, BNY, JP
Morgan, Lazard
Merrill Lynch, AG Edwards, Goldman Sachs,
Piper Jaffray, Robert Baird
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
ENEL
GXP US
HE US
Is the affiliate a manager or co-manager of offering?
Sr Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/25/2004
6/8/2004
3/10/2004
Total dollar amount of offering sold to QIBs
0
0
0
Total dollar amount of any concurrent public offering
1,000,000,000
15,000,000
10,372,000
Total
1,000,000,000
15,000,000
10,372,000
Public offering price
 $                                                             8.50
 $                                                           30.00
 $                                                           51.86
Price paid if other than public offering price
 N/A
N/A
N/A
Underwriting spread or commission
1.06%
1.05%
2.07%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Global Fund
Boston
653,800
 $
5,555,909
0.07%
15.65%
11.53%
12/31/2004
Scudder International Fund
Boston
804,344
 $
6,835,213
0.08%
15.65%
13.38%
12/31/2004
SVS I International Portfolio
Boston
255,460
 $
2,170,867
0.03%
15.65%
13.23%
12/31/2004
Chicago Funds







SVS II Global Blue Chip Portfolio
Chicago
49,800
 $                   423,194
0.00%
15.65%
11.65%
12/31/2004
SVS II International Select Portfolio
Chicago
103,901
 $                   882,938
0.01%
15.65%
12.78%
12/31/2004
New York Funds







Scudder International Equity Fund
New York
169,702
 $
1,442,106
0.02%
15.65%
13.96%
12/31/2004
Total

2,037,007
 $
17,310,227
0.20%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
81663n206
00756m404
874039100
Issuer
SEMICONDUCTOR MANUFACTURING-ADR
ADVANCED SEMICONDUCTOR E-ADR
TAIWAN SEMICONDUCTOR-SP ADR
Underwriters
CSFB, DBSI
Goldman Sach Intl
Goldman Sachs, Merrill Lynch, BAN, BofA,
CSFB, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Ticker
SMI
ASX
TSM
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2004
6/2/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                               1,700,000,000
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                   76,210,000
 $                                               1,077,000,000
Total
 $                                               1,700,000,000
 $                                                   76,210,000
 $                                               1,077,000,000
Public offering price
 $                                                           17.50
 $                                                             2.65
 $                                                           10.77
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.09%
0.19%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Global Fund
Boston
26,900
 $                   470,750
0.0016%
-13.71%
3.94%
3/31/2004
Total

26,900
 $                   470,750
0.0016%